UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

SIDUS SPACE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41154	46-0628183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Sykes Creek Parkway, Suite 200 Merritt Island, FL	32953
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 613-5620

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SIDU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 22, 2026, Sidus Space, Inc. (the “Company”) appointed Alan Khalili as Chief Financial Officer, effective July 27, 2026. Pursuant to an employment agreement dated July 22, 2026 between the Company and Mr. Khalili (the “Agreement”), his base salary is $450,000 per year with a 50% annual discretionary bonus. In addition, Mr. Khalili will receive a restricted stock unit of 50,000 shares of Class A common stock which will vest upon certain conditions. In addition, Mr. Khalili shall be entitled to six (6) months of his annual base salary (“Severance Payment”) in the event the Agreement is not renewed by the Company, terminated by the Company without cause or terminated by Mr. Khalili for Good Reason (as defined in the Agreement). His Severance Payment increases to twelve (12) months of his annual base salary in the event his employment is terminated after July 27, 2027.

There are no arrangements or understandings between Mr. Khalili and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Khalili and any of the Company’s other directors or executive officers.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On July 24, 2026, the Company issued a press release announcing the appointment of Mr. Khalili as Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated July 22, 2026 by and between Sidus Space, Inc. and Alan Khalili
99.1	Press release dated July 24, 2026
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIDUS SPACE, INC.
Dated: July 24, 2026
	By:	/s/ Carol Craig
	Name:	Carol Craig
	Title:	Chief Executive Officer

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